UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2005

Smith Micro Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26536	33-0029027

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Columbia, Suite 200, Aliso Viejo, California	92656

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 362-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.

     On February 18, 2005, Smith Micro Software, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with the purchasers listed on Exhibit A to the Purchase Agreement (collectively, the “Purchasers”) for the private placement (the “Private Placement”) of 3,500,000 shares (the “Shares”) of the Company’s common stock, $0.001 par value (the “Common Stock”), at a price of $6.40 per share, resulting in aggregate gross cash proceeds to the Company of $22,400,000 and approximate net cash proceeds to the Company of $21,056,000. The transaction closed simultaneously with the execution of the Purchase Agreement on February 18, 2005.

     The Purchase Agreement contains a covenant by the Company to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission no later than 30 calendar days following February 18, 2005, covering the resale of the Shares, and to use all commercially reasonable efforts to cause the Registration Statement to be declared effective within 120 calendar days after February 18, 2005 and to remain continuously effective until the earlier of (i) the second anniversary of the effective date of the Registration Statement, (ii) the date on which all Shares registered under the Registration Statement have been sold thereunder and (iii) the date on which the Shares registered under the Registration Statement can be sold by non-affiliates of the Company pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Purchase Agreement also contains representations and warranties by the Company and each Purchaser typical of transactions of this type.

     C.E. Unterberg, Towbin LLC, the placement agent for the transaction, received a cash fee equal to 6% of the aggregate gross proceeds of the Private Placement.

     The form of the Purchase Agreement is filed herewith as Exhibit 10.1 and is incorporated in its entirety herein by this reference. The Company’s press release announcing the completion of the Private Placement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

     The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The sales and issuances of the Shares to the Purchasers were determined to be exempt from registration under the Securities Act in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering. All of the Purchasers represented that they were accredited investors, as that term is defined in Regulation D, and that they were acquiring the Shares for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit
Number	Exhibit Description
10.1	Common Stock Purchase Agreement, dated as of February 18, 2005, by and between Smith Micro Software, Inc. and the Purchasers listed on Exhibit A thereto.

99.1	Smith Micro Software, Inc. Press Release dated February 18, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC.

(Registrant)

February 24, 2005	By: /s/ Robert W. Scheussler

Date	Name: Robert W. Scheussler
Title: Chief Financial Officer

Index to Exhibits

Exhibit
Number	Exhibit Description
10.1	Common Stock Purchase Agreement, dated as of February 18, 2005, by and between Smith Micro Software, Inc. and the Purchasers listed on Exhibit A thereto.

99.1	Smith Micro Software, Inc. Press Release dated February 18, 2005.